Improving health care in America through Innovative Solutions

Nasdaq:PSSI

David A. Smith President and CEO

Four Questions We Will Answer Today

• What are Fiscal Year 2004’s results

• How we have accomplished Fiscal Years 2001 – 2004

• What to expect in Fiscal Year 2005

• How do we continue performance in Fiscal Year’s 2005 – 2007

Earnings Per Diluted Share Growth

FY01 – FY04 Performance and FY05 Goal

FY05 Goal: 21.4%—30.9%

$0.51—$0.55

115-120%+ FY04 Actual Growth

FY04 Goal: 70%—90% $0.41—$0.43

58.3% FY03 Actual Growth FY03 Goal: 50%

$0.19 $0.12

($ 0.51)

Earnings Per Diluted Share

Strategic Performance

Customer Satisfaction

Higher service levels New ordering systems New services Solution programs

Revenue Growth

Solution programs Product pipeline New product categories Commission change

Culture

Business planning Discipline Metrics and compensation

Operations

New systems New processes Rationalized infrastructure Centralized back office

GOAL:

• To be the center of operational excellence

• Support revenue growth at 2x market growth

• Deliver 30+% ROCC

Operations (Past) $75 Million Investment

• Rationalized distribution infrastructure from 72 to 43

• Rebuilt 28 distribution centers

• Total process redesign

• ERP development

• Created shared services environment

• Standardized metrics and financial reporting

Operations (Results)

• Operating income margin (.50% to 3.4%)

• Improved service levels (99%+)

• 30%—40% distribution capacity

• Cash conversion from 73 days to 50.8 days

• R.O.C.C. of 23% to 24%

• Information and visibility

Operations (Future)

• Operating profit goal of 5.5%—6.5%

• Rollout of ERP to Elder Care Business (12/04)

• Refinement of systems and processes

- New Warehouse Management System

- New Transportation Management System

• Select consolidation for improved customer satisfaction and profit

Sales & Marketing

GOAL:

• Revenue growth at 2x market growth

• Identify customer needs

• Create Solutions that improve patient care and/or reduce net costs

• Identify new product and services within markets

Sales & Marketing (Past)

• Customer surveys

• Solutions selling versus product demonstration

• Retool product offering

• Developed customer systems

• Automated pricing

Sales & Marketing (Results)

• 3x revenue growth

• Private label product offering ($113 million)

• Gross margin stability

• Retrained salesforce

• Physician: Revenue growth in FY04 = FY99 – FY03 combined

• Elder Care: Became market share leader at beginning of FY04

• Expanding market opportunities (Rx, EMR, Housekeeping, DME/HME)

Sales & Marketing (Future)

• Revenue growth at 2x market growth

• Strong product pipeline

• Vendor exclusives

• Expanded product offering and markets

• Stability in gross margins

Culture (Past)

• Business planning and discipline

• Retool management

• Cost reduction is good if customer satisfaction is neutral or improved

• Metrics and performance = compensation

• Focus on process

Culture (Results)

• Competent management

• 14 consecutive quarters of execution

• Alignment of resources

• Employee turnover reduced by 3 times

• Costs are down; profits are up, revenue is up, resources needed are down

• Strong morale

Culture (Future)

• Refinement of business planning process

• Acquisition buy-in

• Improved profitability

• Lower employee turnover

• Lower costs

• Growth

Strategic Performance

PE Acceleration

PE Deceleration

30—100% EPS Growth

15—30% EPS Growth

Strategic Performance

PE Acceleration

Strategic Initiatives

Continuing Operations

Strategic Performance

Acquisitions Operations Sourcing

Operations

Common System New W.M.S.

New T.M.S.

Sourcing

Importing Direct Sourcing

Acquisitions

Fold in New Services

Sourcing Priorities

• Strategic positioning

- Customer

- Product

- Brand

• Quality

• Availability

• Price

Branding Strategy

Today

45,000,000 CGS

Broad Product Offering

30% Currently Imported

36,000,000 CGS

60% Exam Gloves

70% Currently Imported

Elements of Sourcing

BRAND IMPORT DIRECT

Non – Strategic All

92% Today

88% FY07

Fiscal Year 2005

Planning Alignment Research Beta

FY 2006 FY 2007 FY 2008

$ $$ $$$

• Import conversion to direct

• Private label conversion to direct

• Targeted brand conversion to private label

Our Future Direction

FY04

Solid Team Momentum

Sales Operations Predictability Morale Trust Shareholders

Systems Infrastructure Capital Structure Acquisitions

FY05

Leverage Enter New Markets

Home Care Equipment

Begin Strategic Initiative

Sourcing Operations

Finish JDE Advanced Infrastructure

07 Initiatives

Acquisitions

FY06 FY07 FY08

Grow Revenues Strategic Initiatives Implementation Acquisitions

[LOGO]

Gary J. Nutter

President Elder Care Business

The Elder Care Business FY04 Review & FY05 Focus

• The Market We Serve

• Our Value Proposition

• FY04 Review

– Major Events

– Operations

– Revenue Growth Programs

– Environmental Changes

– Results

• FY05 Focus

– Segment Growth & Drivers

– Segment Goals

– Operational Initiatives

– Financial Goals

The Market We Serve

Eldercare

Nursing Home

Market 1.5% Growth

Market $2.4 B Size Market 15% Share Revenue 76% Mix

Assisted Living

Market 5% Growth

Market $1.2 B Size

Market 1.5 % Share Revenue 2% Mix

Homecare

Market 8% Growth

Market $7 B Size

Market 1.5 % Share Revenue 22% Mix

Our Value Proposition

Innovative Business Solutions

Products

Quality of Care

Programs

Cost Reductions

Services

Revenue Generator

Technology

Delivering Efficiencies

Fiscal Year2004 Review

Major Events

• Change in leadership

• Home care launch

• Loss of I.H.S ($22 mm in Annualized Sales)

FY04

Became Market Leader

Competitive Advantages

Elder Care Markets

Source: Company estimates and data; SEC filings; Brokerage firm research; Industry estimates

Operational Review

The Elder Care Business

Revenue Growth Programs—FY 2004

Original Goal 4/2003

Actual Revenue Growth

Nine Months Ended 12/31/03

36% -4 1%

44.1%

5%-7%

5.5%

20%- 24%

37.7%

Housekeeping

Regional Accounts

Home Care & Assisted Living

Revenue Mix:

FY 2003 2% 14% 16%

FY 2004 3% 17% 21%

Environmental Factors

Elder Care Business

Catalyst in FY 2004

• Reimbursement environment changed Oct. 2003

- Medicaid $10 Billion add-on for SNF’s

- CMS $850 Million injection for SNF’s

- Positive for the first time in 6 years

• Positive catalyst for accelerating revenue and operating margin growth

- Reduced bad debt expense and lower reserve

FY04 Program Results

Members New Total Solution Program Prior to Members Current FY04 FY04 Members ANSWERS 262 199 461 (76 Reps) PIE 258 1,032 1,290 (102 Reps)

ANSWERS HK - 363 363

(74 Reps)

FAST 57 98 155 AccuScan 555 143 698 GS Online 7,741 3,782 11,523

5,600 New Program Sign Up’s in FY04 Average of 22 Programs Per Day

FY04 Results

Revenue Growth 10.0%—11.0%

Operating Income Margin 4.4%—4.6%

FY05 Focus

Market Segment Growth & Drivers

FY05 Nursing Home

Revenue Growth & Drivers

Equipment

! Quotas

! Incentives

! New Products

15%

85%

Supplies

! ANSWERS

! PIE

! Housekeeping

! Corporate Accounts

! New Reps

! Part B Billing

60% of Total Revenue growth

Nursing Home

Nursing Home “Runway”

Total 15,247

Sites

GS 8,112

Spend Total $2.4 B Sales

GS $325 mm

Total $            per Bed

GS $441

FY05 Home Care

Equipment

! Quotas

! Dedicated Sales Force

60%

! ANSWERS HME

40%

Supplies

! ANSWERS HME

! GS Direct

! New Leadership

! Quotas

40% of Total Revenue growth

Home Care

Segment Goals

FY05 Revenue Segment Goals

Fiscal Year 2005

Operational Initiatives

Operational Initiatives

• Complete JDE Integration

–Investment $2 mm –Roll Out Schedule

Operational Initiatives

• Route Optimization

• Improved Training

• Advanced Warehousing

– Warehouse Management System

– Transportation Management System

Fiscal Year 2005

Financial Goals

FY2005 Goals

FY 2005

• Revenue 10.0%—12.0%

• Operating Margin 5.2%—5.4%

[LOGO]

Gary Corless

President Physician Business

Agenda

• Market Overview

• FY ‘04 Review

• FY ‘05 Focus

Environment

• Market growth approximately 4%

• Increase in reimbursements for medicare

• Medical liability impacting testing

Competitive Advantages

Physician Markets

Source: Company data; SEC filings; Brokerage firm research

FY04

‘04 Growth greater than

‘99, ‘00, ‘01, ‘02, ‘03 Growth

COMBINED

Sales & Marketing

Customer Satisfaction

• Cost savings

• Revenue & profit opportunities

• Inventory management

• One stop shopping

Profitability

• Cost savings physician program

• Revenue & profit opportunities for physician

• Inventory management

• One stop shopping

FY 04 Program Review

Air (Equipment)

Land (Base – Consumables)

Sea (Rx)

Broad Based Growth

• More strategic

• Increased opportunity

• Difficult to defend against

• Full participation (100% of sales force)

• Less risk

Air (Equipment)

New Products, Market Blitzes, Rewards

• Abbott 30 - 40% Growth

• Beckman 500—600% Growth

• GE Medical 90—100% Growth

• Hologic 60 - 70% Growth

• Total Equipment 16—19% Growth

Land (Base-Consumables)

Buying Club for Committed Customers

• Innovative manufacturer funded cost savings program

• Commitment driving behavior

• 2/3 penetration growth, 1/3 reach growth

• 10,000—12,000 customer members

• 10-11% per day growth in base consumables

Sea (Rx)

Service Commitments, Compensation

• Rapidly growing sales force participation

• Customer acceptance beyond expectations

• Successful offensive and defensive strategy

32-34% Rx per day growth without flu vaccine

41-43% Rx per day growth total

FY 04 Financial Review

• Revenues 14—15%

• Operating Margin 5.0—5.2%

• Service Levels 99.8%

• Inventory Turns 8 to 9x

FY ‘05 Focus

Operational Initiatives

Customer Satisfaction

• Leverage service differentiators

– Delivery

– Service levels

– Local inventory

• Compensation alignment – customer surveys

Profitability

• Continuous process improvements

• Route optimization

• Leveraging infrastructure

• New capabilities

FY 05 Focus

• Key sales force differentiators

• Market blitzes

• Improve physicians’ point of care diagnostic capability and profitability

• Growth expectation 8—9%

FY 05 Focus

• Customer savings statements

• PSS Select growth opportunity

• Membership expectations 10,000 to 15,000 Customers

• Consumables growth per day 10—11%

FY 05 Focus

• “New” rep opportunity

• “New” product opportunity

• One stop shop

• Growth expectation 40-45%

FY 05 Expectations

Revenues 10%—12%

Operating Margin 5.4%—5.6%

[LOGO]

Brad Hilton

Senior Vice President, Operations

Operations Excellence

Distribution Network

Full service

Break freight

PSS Leveraging

PSS Field Level Operational Expense

Basis Point FY 03 FY 04 Variance

Total Warehouse Expense 4.57% 4.28% 29.0

Total G&A Expense 9.97% 9.27% 70.0

Leveraging

PSS G&A Labor        %

% of Sales (Normalized)

23 % Improvement from Q1 to Q4

G&A Labor        % of Sales G&A Labor Per Day

Customer Satisfaction

PSS Delivery Completion        %

355 basis point improvement in completion        % From April to March

FY04 by Month

Customer Satisfaction

PSS Credit and Return Lines

75 bp Improvement from February to March

FY04 by Month

What are we doing next year?

• JDE Advanced Warehouse

• Facility standardization

• Utilize our metrics

• Quality Focus

• Consistent next day delivery

• Credit and return turnaround

• JDE Transportation System

• Route optimization

• Product file consolidation

• Branch consolidations

• Utilize our metrics

• Leverage our sales growth

Customer Satisfaction Profitability

• Recruiting & Development

Warehouse Management System

Warehouse Systems Today

i2 Demand, Aether Inventory and Crystal Handheld Replenishment Reporting POD

Planning

JDE XE PSS Division

Warehouse Systems Tomorrow

i2 Planning Aether JDE DSI Handheld And Crystal Handheld Advanced and Fork-mount

Transportation Reporting

POD Warehouse Data Collection

Mgmt

JDE XE

PSS and GSMS Divisions

WMS…What is it?

• Automated processes

• System directed activity

• RF automation

• Tracking and metrics

• 2007 Rx Compliance

Impact on Customer Satisfaction

• Fewer errors

• Higher fill rates

• Delivery accuracy and completeness

• Reagent shipping integrity

• Higher customer delivery completion        %

Impact on Profitability

• Better space utilization

• Increased inventory turns

• Improved fleet optimization

• Material freight reduction

• Labor efficiencies

• Tracking and metrics

Implementation Process

• New employee training

• Warehouse set-up and processing options

• Committed resources

• GSMS completed during FY05

• PSS started during FY05 and completed in FY06

Key Operating Metrics

• Customer satisfaction

– Delivery completion        %

– Credit and return turnaround time

– Order accuracy        %

– Customer fill rates

• Profitability

– Distribution lines processed per hour

– Delivery cost per line

– COGS per sq ft

– Inventory accuracy        %

– Expired and adjusted product        %

PSS World Medical Operations…

A look into the future

• Improved order accuracy

• Professional touch points

• Training

• Order timeliness

• Reduced facility expense

• Improved efficiencies

• Fleet optimization

• Leveraging of sales growth

Customer Satisfaction

Profitability

Leadership & Compliance

[LOGO]

David Bronson

Executive Vice President and CFO

Three Takeaways For Today

1. FY 04 financial and shared services achievements

2. Capital structure and positioning for long-term, sustainable growth

3. Financial outlooks for FY 05-07 and FY 05 goals

Fiscal Year 2004

Fiscal Year 2004

FY04 Goals Prelim. Actual

Consolidated Revenue Growth 7-9% 14-15%

GAAP EPS Growth 90-110% 115-120%

Consolidated Operating Margin 3.0-3.1% 3.4-3.5%

Operating Cash Flow $20-25 MM $20-22 MM

Return on Committed Capital 21-24% 23-24%

Shared Services Accomplishments

• Centralized purchasing

• JDE rollout to Physician Business

• Supply chain & indirect materials

• Information technology

Capital Structure

Summary Balance Sheet

($            in millions)

Pro Forma 31-Dec-2003

or Notes Cash $ 15.9 $ 40.9

Senior credit facility 114.3 35.0

Convertible debt — 150.0

Total debt 114.3 185

Shareholders’ equity 262.9 227.9

Total capitalization $ 377.2 $ 412.9

Debt /Total capitalization 30.3% 44.8%

Net debt $ 98.4 $ 144.1

Net debt/ Total capitalization 26.1% 34.9%

Total Outstanding Shares 68.3mm 65.4mm

Capital Resources

• Cash and credit line available: $ 180 MM

• FY 2005 Goal: Cash flow from operations: $ 35-40

• FY 2005 Goal: Capital expenditures: ($ 15-20)

• FY 2005 Goal: Free cash flow: $ 15-25 MM

• Projected capital capacity: $ 200 MM

Acquisition Strategy

Acquisition Criteria

What types of targets will we consider:

Those that:

• Leverage,extend and/or enhance core distribution, operations, sales and marketing capabilities

• Expand service capabilities and/or product lines for our existing businesses

• Enhance competitive strengths and leverage investments

• Increase the value proposition in the alternate site healthcare market

• Leverage distribution capacity and existing cost structure

• Add to management bench strength

Acquisition Criteria

Financial parameters:

• Accretive to earnings in first year for assets less than $50 Million and within 18 months for larger assets

• Purchase price at 50% or less of revenue (4-8X EBITDA)

• Fund acquisition with existing resources

• Target assets achieving a minimum R.O.C.C. of 20% post acquisition synergies

Case Study—Highpoint Acquisition

GS Texas Highpoint Synergies

Combined Revenues $51.1 $21.7 $2.1 $74.9

Operating Costs 10.5 4.7 (1.0)

14.2 Operating profit 2.9 1.5 1.5 5.9

Working Capital $7.2 $4.3 ($1.0) $10.5 Sales head count 15 6 - 21 Other head count 46 49 (48.0) 47

Other Benefits

• New customers

• New vendor relationships

• Texas capacity utilization

Financial Outlook for FY ‘05 - ‘07

The Physician Business

Physician Sales & Service—Focus in FY 2005:

• Continue to build momentum—Air, Land & Sea

- Rx Extreme growth goal of 40—45%

• Leverage technology to lower cost to deliver

• Revenue growth 10—12%

• Operating margin improvement of 40—50 bp

The Elder Care Business

Gulf South Medical Supply—Focus in FY 2005:

• Acceleration and profitability of Home Care revenues

• Leverage ProClaim (Part B billing) services to customer base

• Traction and continuing success of housekeeping product sales

• Successful roll-out of JDE advanced warehouse technology

• Revenue growth 10—12%

• Operating margin improvement of 70—80 bp

Shared Services

• Continued leverage of Finance, HR and IT functions to support entire enterprise

- Reduced FTE’s

- Greater operating efficiencies and increased productivity

• Advanced warehouse implementation

- Continued refinement of operating processes

- Explore shared operations opportunities

• Complete conversion of all technology systems

- JDE

- i2 demand planning

- Hyperion financial

Significant Operating MarginExpansion

Total Costs As        % of Revenue

3.4-3.5% Prelim. FY04

Goal: 5.5%—6.5%

Total Revenue ($            in Billions)

Total Revenue

Total Costs As        % of Revenue

Fiscal Year ‘05—‘07 Outlook

Revenue growth rate 10% to 12% Operating margin range 5.5% to 6.5% Annual cash flow range $35 to $40 million GAAP EPS range for FY ‘07 $0.85 to $0.95

FY ‘05 Financial Goals

Financial Performance Goals – FY 2005

• Revenue Growth:

• PSS: 10%—12%

• GSMS: 10%—12%

• Consolidated: 10%—12%

• Operating Margins:

• PSS: 5.4%—5.6%

• GSMS: 5.2%—5.4%

• Consolidated: 4.3%—4.5%

• Consolidated GAAP EPS $0.51—$0.55

Billing Days Schedule

FY03 FY04 FY05 FY06 FY07

Q1 64 65 62 63 64

Q2 63 67 65 64 63

Q3 62 60 61 62 62

Q4 64 66 65 64 64

Total 253 258 253 253 253

Contingencies and Risks

• System roll-out in Elder Care

• Interest rates

• Sarbanes-Oxley compliance

• Claim from buyer of Imaging business

Delivering Shareholder Value

• Revenue and earnings growth momentum in both businesses

• Expanding market share leadership

• Significant operating margin expansion projected

• Efficient capital structure with capacity for strategic investments

• GAAP EPS goal of $0.51—$0.55 EPS in FY2005

Improving health care in America through Innovative Solutions

Nasdaq:PSSI